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                                                                   Exhibit 3-106
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

APPLICANT'S ACC'T NO.                  8583 718                      Filed this 8th day of November 1985
                                 (Line for numbering)                Commonwealth of
Filing Fee: $75                                                      Pennsylvania
A1o-7                                   892875                       Department of State
Articles of                  COMMONWEALTH OF PENNSYLVANIA
Incorporation-                    DEPARTMENT OF STATE                /s/ [graphic of signature]
Domestic Business                 CORPORATION BUREAU                 ACTING
Corporation                                                          Secretary of the
                                                                     Commonwealth

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                                                        (Box for Certification)
   In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is:

                     GENESIS HEALTH VENTURES OF WAYNE, INC.
-------------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

          Suite 100, 148 West State Street
-------------------------------------------------------------------------------
            (Number)                                   (STREET)

          Kennett
          Square,                        Pennsylvania      19348      (15)
--------------------------------------   --------------------------------------
            (CITY)                                       (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

     To have unlimited power to engage in and do any lawful acts concerning any or all lawful business for which corporations may be incorporated under the provisions of the Business Corporation Law, under which Law, this corporation is formed, and to own and operate long term care facilities and other related activities.



4. The term for which the corporation is to exist is:          perpetual      .
                                                      -------------------------

5. The aggregate number of shares which the corporation shall have authority to issue is:


   1,000 shares of common stock with each share having a par value of $1.00.




M BURK KEIM COMPANY, PHILADELPHIA    Exb. 3.1.89

DSCB:BCL-2O4 (Rev. 8-72)-2   8583 719

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

    NAME                     ADDRESS                 NUMBER AND CLASS OF SHARES
                (including street and number, if any)

    /s/ Leah Klainan, 641 Sandra Ave.     Harrisburg, PA          1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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   IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these
Articles of Incorporation this 8th day of November, 1985.

                                             /s/ [graphic of signature]
--------------------------------(SEAL)   --------------------------------(SEAL)

                                         --------------------------------(SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

     A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

     B. One or more corporations of natural persons of full age may incorporate a business corporation.

     C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 ... etc.

     D.   The following shall accompany this form:

          (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

          (2) Any necessary copies of Form DSCB:o7.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

          (3)  Any necessary governmental approvals.

     E. BCL $205 (15 Pa. S. $1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.


                                                      DEP'T OF STATE
                                                      Nov 8 2:29 AM'85

Microfilm Number -----        Filed with the Department of State on JUN 13 1996

Entity Number 892875                           /s/ [graphic of signature]
                                        ---------------------------------------
                                                 Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                   DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type entity (check one):

|x| Domestic Business Corporation (15 Pa.C.S. ss. 1507)

|_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144)

|_| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Genesis Health Ventures of Wayne, Inc.
   ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

        1635 Market Street, Philadelphia, PA 19103, Philadelphia County
   (a)  -----------------------------------------------------------------------
        Number and Street          City         State       Zip         County

              C.T. Corporation System
   (b)  c/o:  ---------------------------------------------------------------
              Name of Commercial Registered Office Provider             County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b))

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

        148 W. State Street, Kennett Square, PA 19348, Chester County
      -------------------------------------------------------------------------

      Number and Street          City          State        Zip         County

(b) The registered office of the corporation or limited partnership shall be provided by:

     c/o:  --------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)       JUN 13 96
                       PA Dept. of State

               9641-1117

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June, 1996.


                              Genesis Health Ventures of Wayne, Inc.
                              -------------------------------------------------
                                  Name of Corporation/Limited Partnership


                                   /s/ Ira C. Gubernick

                             BY: Ira C. Gubernick, Esquire
                                 ----------------------------------------------
                                         (Signature)

                             Title:  Corporate Secretary
                                   --------------------------------------------




(PA. - 429)